Exhibit 1.1

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

As Issuer

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

(solely with respect to Sections 8 and 9)

As Guarantor

$500,000,000 4.35% Senior Notes due 2025

UNDERWRITING AGREEMENT

October 26, 2015

Barclays Capital Inc.
Credit Suisse Securities (USA) LLC

Underwriting Agreement

October 26, 2015

BARCLAYS CAPITAL INC.
CREDIT SUISSE SECURITIES (USA) LLC
As Representatives of the several Underwriters
c/o
BARCLAYS CAPITAL INC.
745 Seventh Avenue
New York, NY 10019
AND
CREDIT SUISSE SECURITIES (USA) LLC
Eleven Madison Avenue
New York, NY 10010

Ladies and Gentlemen:

Introductory. Allied World Assurance Company Holdings, Ltd, a Bermuda exempted company (the “Company”), proposes to issue and sell to the several underwriters named in Schedule A (the “Underwriters”), acting severally and not jointly, the respective amounts set forth in such Schedule A of $500,000,000 aggregate principal amount of the Company’s 4.35% Senior Notes due 2025 (the “Notes”). The Company’s obligations under the Notes will be irrevocably and unconditionally guaranteed (the “Guarantees”) by Allied World Assurance Company Holdings, AG (the “Guarantor”). The Notes and the Guarantees are herein collectively referred to as the “Securities.” Barclays Capital Inc. (“Barclays”) and Credit Suisse Securities (USA) LLC (“Credit Suisse”) have agreed to act as representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Securities.

The Securities will be issued pursuant to an indenture, dated as of October 29, 2015 (the “Base Indenture”), entered into among the Company, the Guarantor and The Bank of New York Mellon, as trustee (the “Trustee”). Certain terms of the Securities will be established pursuant to a supplemental indenture (the “Supplemental Indenture”) to the Base Indenture, dated as of October 29, 2015 (together with the Base Indenture, the “Indenture”). The Guarantees will be issued pursuant to a Senior Debt Securities Guarantee Agreement, dated as of October 29, 2015 (the “Guarantee Agreement”), between the Guarantor and the Trustee. The Notes will be issued in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the “Depositary”), pursuant to a Letter of Representations, to be dated on or before the Closing Date (as defined in Section 2 below) (the “DTC Agreement”), among the Company, the Trustee and the Depositary.

The Company and the Guarantor have prepared and filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-205082), which contains a base prospectus (the “Base Prospectus”), to be used in connection with the public offering and sale of debt securities, including the Notes, and other securities of the Company and the Guarantor, including the Guarantees, under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), and the offering thereof from time to time in accordance with Rule 415 under the Securities Act. Such registration statement, including the financial statements, exhibits and schedules thereto, in the form in which it became effective under the Securities Act, including any required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act, is called the “Registration Statement.” The term “Prospectus” shall mean the final prospectus supplement relating to the Securities, together with the Base Prospectus, that is first filed pursuant to Rule 424(b) after the date and time that this Agreement is executed (the “Execution Time”) by the parties hereto. The term “Preliminary Prospectus” shall mean any preliminary prospectus supplement relating to the Securities, together with the Base Prospectus, that is first filed with the Commission pursuant to Rule 424(b). Any reference herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents that are or are deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act prior to 5:20 p.m., New York City time, on October 26, 2015 (the “Initial Sale Time”). All references in this Agreement to the Registration Statement, the Preliminary Prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” (or other references of like import) in the Registration Statement, the Prospectus or the Preliminary Prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Prospectus or the Preliminary Prospectus, as the case may be, prior to the Initial Sale Time; and all references in this Agreement to amendments or supplements to the Registration Statement, the Prospectus or the Preliminary Prospectus shall be deemed to include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), which is or is deemed to be incorporated by reference in the Registration Statement, the Prospectus or the Preliminary Prospectus, as the case may be, after the Initial Sale Time.

The Company and, solely for purposes of Sections 8 and 9, the Guarantor, hereby confirm their agreements with the Underwriters as follows:

Section 1.                        Representations and Warranties of the Company

The Company hereby represents, warrants and covenants to each Underwriter as of the date hereof, as of the Initial Sale Time and as of the Closing Date (in each case, a “Representation Date”), as follows:

(a)                                 Compliance with Registration Requirements. The Company and the Guarantor meet the requirements for use of Form S-3 under the Securities Act. The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company or the Guarantor, are contemplated or threatened by the Commission, and any request on the part of the Commission for additional information has been complied with. In addition, the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, and the rules and regulations promulgated thereunder (the “Trust Indenture Act”).

At the respective times the Registration Statement and any post-effective amendments thereto (including the filing with the Commission of the Guarantor’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “Annual Report on Form 10-K”)) became effective and at each Representation Date, the Registration Statement and any amendments thereto (i) complied and will comply in all material respects with the requirements of the Securities Act, and (ii) did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Date, neither the Prospectus nor any amendments or supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to (i) statements in or omissions from the Registration Statement or any post-effective amendment or the Prospectus or any amendments or supplements thereto made in reliance upon and in conformity with information furnished to the Company or the Guarantor in writing by any of the Underwriters through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representatives consists of the information described as such in Section 8 hereof and (ii) that part of the Registration Statement that shall constitute the Statement of Eligibility (Form T-1) of the Trustee under the Trust Indenture Act.

Each Preliminary Prospectus and the Prospectus, at the time each was filed with the Commission, complied in all material respects with the Securities Act, and the Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of the Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(b)                                 Disclosure Package. The term “Disclosure Package” shall mean (i) the Preliminary Prospectus dated October 26, 2015, (ii) the issuer free writing prospectuses as defined in Rule 433 of the Securities Act (each, an “Issuer Free Writing Prospectus”), if any, identified in Annex I hereto and (iii) any other free writing prospectus that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package. As of the Initial Sale Time, the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Disclosure Package based upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representatives consists of the information described as such in Section 8 hereof.

(c)                                  Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus (i) at the time they were or hereafter are filed with the Commission, complied or will comply in all material respects with the requirements of the Exchange Act and (ii) when read together with the other information in the Disclosure Package, at the Initial Sale Time, and when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)                                 Company and Guarantor are Well-Known Seasoned Issuers. (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company, the Guarantor or any person acting on their behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 of the Securities Act, and (iv) as of the Execution Time, each of the Company and the Guarantor was and is a “well-known seasoned issuer” as defined in Rule 405 of the Securities Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 of the Securities Act, that automatically became effective not more than three years prior to the Execution Time; the Company and the Guarantor have not received from the

Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form and the Company and the Guarantor have not otherwise ceased to be eligible to use the automatic shelf registration form.

(e)                                  Company and the Guarantor are not Ineligible Issuers. (i) At the time of filing the Registration Statement and (ii) as of the Execution Time (with such date being used as the determination date for purposes of this clause (ii)), each of the Company and the Guarantor was not and is not an “Ineligible Issuer” (as defined in Rule 405 of the Securities Act), without taking account of any determination by the Commission pursuant to Rule 405 of the Securities Act that it is not necessary that the Company or the Guarantor be considered an Ineligible Issuer.

(f)                                   Issuer Free Writing Prospectuses. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the offering of Securities under this Agreement or until any earlier date that the Company notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, the Company has promptly notified or will promptly notify the Representatives and has promptly amended or supplemented or will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representatives consists of the information described as such in Section 8 hereof.

(g)                                  Distribution of Offering Material By the Company and the Guarantor. The Company and the Guarantor have not distributed and the Company will not, and will cause its affiliates to not, distribute, prior to the later of the Closing Date and the completion of the Underwriters’ distribution of the Securities, any offering material in connection with the offering and sale of the Securities other than the Registration Statement, the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus reviewed and consented to by the Representatives and included in Annex I hereto or any electronic road show or other written communications reviewed and consented to by the Representatives and listed on Annex II hereto (collectively, “Company Additional Written Communication”). Each such Company Additional Written Communication, when taken together with the Disclosure Package, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from the Company Additional Written Communication based upon and in conformity with information furnished to the Company or the Guarantor by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter through the Representatives consists of the information described as such in Section 8 hereof.

(h)                                 No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights that have the right to require the Company or the Guarantor to register any equity or debt securities under the Registration Statement by reason of the Offering contemplated by this Agreement or otherwise have their securities included in the offering contemplated by this Agreement, except for such rights as have been duly waived.

(i)                                     The Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company and the Guarantor.

(j)                                    Authorization of the Indenture. The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized and, when executed and delivered by the Company and the Guarantor (assuming due authorization, execution and delivery of the Indenture by the Trustee), will constitute a valid and binding agreement of the Company and the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(k)                                 Authorization of the Securities. The Securities to be purchased by the Underwriters are substantially in the form contemplated by the Indenture and the Guarantee Agreement, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and the Guarantee Agreement and, at the Closing Date, will have been duly executed by the Company and the Guarantor and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, assuming due authorization, execution and delivery of the Indenture and the Guarantee Agreement by the Trustee, will constitute valid and binding obligations of the Company and the Guarantor, as the case may be, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles, and will be entitled to the benefits of the Indenture.

(l)                                     Description of the Securities and the Indenture. The Securities and the Indenture conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Prospectus.

(m)                             Accuracy of Statements in Prospectus. The statements in each of the Preliminary Prospectus and the Prospectus under the captions “Description of Notes and Guarantees,” “Description of the Debt Securities” and “Certain United States Federal Income Tax Considerations,” in each case insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present and summarize, in all material respects, the matters referred to therein.

(n)                                 No Material Adverse Change. Except as otherwise disclosed in the Disclosure Package, subsequent to the respective dates as of which information is given in the Disclosure Package, (i) none of the Company, any of its subsidiaries or the Guarantor have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree and (ii) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the general affairs, management, financial position, shareholders’ equity or results of operations, whether or not arising from transactions in the ordinary course of business, of the Company, its subsidiaries and the Guarantor, considered as a whole (any such change is called a “Material Adverse Change”).

(o)                                 Independent Accountants. Deloitte & Touche, who have expressed their opinion with respect to the Guarantor’s audited financial statements for the fiscal years ended December 31, 2014 and 2013 incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, are, to the Company’s and the Guarantor’s knowledge, independent public accountants with respect to the Company as required by the Securities Act and the Exchange Act and are, to the Company’s and the Guarantor’s knowledge, an independent registered public accounting firm with the Public Company Accounting Oversight Board.

(p)                                 Preparation of the Financial Statements. The consolidated historical financial statements of the Guarantor together with the related notes thereto incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus present fairly the consolidated financial position of the Guarantor and its consolidated subsidiaries as of and at the dates indicated and the results of their operations and the changes in their cash flows for the periods specified, in each case on a consolidated basis. Such financial statements comply in all material respects as to form with the applicable accounting requirements of the Securities Act and/or the Exchange Act and have been prepared in conformity with generally accepted accounting principles as applied in the United States (“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements are required to be included in the Registration Statement. The selected financial data included in the Preliminary Prospectus and the Prospectus present fairly in all material respects the information shown therein and have been compiled on a consistent basis throughout the periods involved.

(q)                                 Incorporation and Good Standing of the Company, its Subsidiaries and the Guarantor. Each of the Company, each “significant subsidiary” of the Guarantor (as defined in Rule 1-02(w) of Regulation S-X, the “Significant Subsidiaries”) listed in Annex III hereto and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation and has corporate power and authority to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus and, in the case of the Company and the Guarantor, to enter into and perform its obligations under this Agreement and the Indenture, except where the failure to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. Each of the Company, each Significant Subsidiary and the Guarantor is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim, except for security interests, mortgages, pledges, liens, encumbrances or claims the existence of which would not, individually or in the aggregate, result in a Material Adverse Change. The Company does not have any subsidiary not listed on Exhibit 21 to the Annual Report on Form 10-K which is required to be so listed, except for as listed in Schedule B attached hereto.

(r)                                    Capitalization and Other Share Capital Matters. The authorized, issued and outstanding share capital of the Guarantor is as set forth in the Disclosure Package and the Prospectus under the caption “Capitalization” (other than (i) for subsequent issuances, if any, pursuant to employee benefit plans described in the Disclosure Package and the Prospectus or upon exercise of outstanding options described in the Disclosure Package and the Prospectus, as the case may be or (ii) to reflect the repurchase of outstanding common shares pursuant to the Guarantor’s share repurchase program described in the Disclosure Package and the Prospectus).

(s)                                   Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. None of the Company, any of the Significant Subsidiaries or the Guarantor is (i) in violation or in default (or, with the giving of notice or lapse of time or both, would be in default) (“Default”) under its articles of incorporation, charter, bye-laws or similar constitutional documents, (ii) in Default under any indenture, mortgage, loan or credit agreement, deed of trust, note, contract, franchise, lease or other agreement, obligation, condition, covenant or instrument required to be filed as an exhibit to the Annual Report on Form 10-K to which the Company, any of its subsidiaries or the Guarantor is a party or to which any of the property or assets of the Company, any of its subsidiaries or the Guarantor is subject (each, an “Existing Instrument”) or (iii) in violation of any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of its subsidiaries or the Guarantor or any of its or their properties, as applicable, except, with respect to clauses (ii) and (iii) only, for such Defaults or violations as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s and the Guarantor’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, by the Disclosure Package and by the Prospectus (x) have been duly authorized by all necessary corporate action and will not result in any Default under the memorandum of association, articles of incorporation, charter, bye-laws or similar constitutional documents of the Company or any subsidiary, (y) will not conflict with or constitute a breach of, or result in any Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any of its subsidiaries or the Guarantor pursuant to, or require the consent of any other party to, any Existing Instrument, and (z) will not result in any violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company, any of its subsidiaries or the Guarantor of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of its subsidiaries or the Guarantor or any of its or their properties, except, in the cases of clauses (y) and (z) above, for any such breach, violation or imposition as would not individually or in the aggregate result in a Material Adverse Change or a material adverse effect upon the consummation of the transactions contemplated hereby. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required for the Company’s and the Guarantor’s execution, delivery and performance of this Agreement or consummation of the transactions contemplated hereby, by the Disclosure Package or by the Prospectus, except such as have been obtained or made by the Company or the Guarantor and are in full force and effect under the Securities Act and applicable state securities or blue sky laws and from the Financial Industry Regulatory Authority, Inc. (“FINRA”), or except as disclosed in the Disclosure Package and the Prospectus. As used herein, a “Debt Repayment Triggering Event” means any event or condition which gives, or with the giving of notice or lapse of time or both would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) issued by the Company or the Guarantor, the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, any of its subsidiaries or the Guarantor.

(t)                                    No Material Actions or Proceedings. Except as disclosed in the Prospectus and the Disclosure Package, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s and the Guarantor’s knowledge, threatened against or affecting the Company, any of its subsidiaries or the Guarantor or to which any officer or director of, or property owned or leased by, the Company, any of its subsidiaries or the Guarantor is subject which, if determined adversely, would, individually or in the aggregate, result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement.

(u)                                 Intellectual Property Rights. Except as set forth in the Disclosure Package and the Prospectus, to the Company’s knowledge, the Company, its subsidiaries or the Guarantor own or possess a valid right to use all patents, trademarks, service marks, trade names, copyrights, patentable inventions, trade secrets, know-how and other intellectual property (collectively, the “Intellectual Property”) used by the Company, its subsidiaries or the Guarantor in, and material to, the conduct of the Company’s, its subsidiaries’ or the Guarantor’s business as now conducted or as proposed in the Disclosure Package and the Prospectus to be conducted. Except as set forth in the Disclosure Package and the Prospectus, there is no material infringement by third parties of any of the Company’s or the Guarantor’s Intellectual Property and there are no legal or governmental actions, suits, proceedings or claims pending or, to the Company’s or the Guarantor’s knowledge, threatened, against the Company or the Guarantor (i) challenging the Company’s or the Guarantor’s rights in or to any Intellectual Property, (ii) challenging the validity or scope of any Intellectual Property owned by the Company or the Guarantor, or (iii) alleging that the operation of the Company’s or the Guarantor’s business as now conducted infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of a third party, and the Company and the Guarantor are unaware of any facts which would form a reasonable basis for any such claim.

(v)                                 Compliance with Insurance Laws. Each of the Company, the Significant Subsidiaries and the Guarantor (i) is in compliance with the applicable requirements of the insurance statutes, including the statutes relating to companies which control insurance companies, and the rules, regulations and interpretations of the insurance regulatory authorities thereunder (“Insurance Laws”) of its jurisdiction of incorporation, and (ii) has filed all reports, information statements, documents, and other information required to be filed thereunder, except in the case of the foregoing clauses (i) and (ii) where the failure to comply would not, individually or in the aggregate, result in a Material Adverse Change; each of the Company, the Significant Subsidiaries and the Guarantor (as applicable) maintains its books and records in accordance with and is in compliance with the Insurance Laws of other jurisdictions which are applicable to any of them, except where the failure to comply would not, individually or in the aggregate, result in a Material Adverse Change. No insurance regulatory agency or body has issued any order or decree impairing, restricting or prohibiting in any material respect the payment of any dividends by the Company, any Significant Subsidiary or the Guarantor or the continuation of the business of any of them as currently conducted.

(w)                               Insurance Registration and Licensing. Each of the Company, the Significant Subsidiaries and the Guarantor are duly registered as an insurer or reinsurer where it is required to be so registered to conduct its business as described in the Disclosure Package and the Prospectus (except where the failure to be so registered would not, individually or in the aggregate, result in a Material Adverse Change) and is subject to regulation and supervision in its jurisdiction of incorporation. Each of the Company, the Significant Subsidiaries and the Guarantor is duly licensed or admitted as an insurer or an insurance holding company, as applicable, in each jurisdiction where it is required to be so licensed or admitted to conduct its business as described in the Disclosure Package and the Prospectus, except for where the failure to be so licensed or admitted would not, individually or in the aggregate, result in a Material Adverse Change.

(x)                                 All Necessary Permits, etc. The Company, each Significant Subsidiary and the Guarantor possess such valid and current certificates, authorizations, permits, licenses, approvals, consents and other authorizations issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, and none of the Company, any Significant Subsidiary and the Guarantor has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, permit, license, approval, consent or other authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Change.

(y)                                 Title to Properties. The Company, its subsidiaries and the Guarantor do not own any real property; the Company, its subsidiaries and the Guarantor have good and marketable title to all personal property owned by them that is material to the business of the Company or the Guarantor, in each case free and clear of all liens, encumbrances and defects except such as are described in each of the Preliminary Prospectus and the Prospectus and would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change; and any real property and buildings held under lease by the Company, its subsidiaries and the Guarantor are held by them under valid, subsisting and enforceable leases with such exceptions as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change.

(z)                                  Tax Law Compliance. The Company, its subsidiaries and the Guarantor have filed all necessary federal, state, local and foreign income and franchise tax returns in a timely manner and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for any taxes, assessments, fines or penalties as may be being contested in good faith and by appropriate proceedings, except where a default to make such filings or payments would not result in a Material Adverse Change. The Guarantor has made appropriate provisions in the applicable financial statements referred to in Section 1(p) above in respect of all federal, state, local and foreign income and franchise taxes for all current or prior periods as to which the tax liability of the Company, any of its subsidiaries or the Guarantor has not been finally determined.

(aa)                          Stamp, Issuance and Other Taxes. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to any Bermuda government authority or any political subdivision or taxing authority thereof or therein in connection with (A) the sale and delivery by the Company and the Guarantor of the Securities to or for the respective accounts of the Underwriters or (B) the sale and delivery outside Bermuda by the Underwriters of the Securities to the initial purchasers thereof; and no registration, documentary, recording, transfer or other similar tax, fee or charge by any Bermuda government authority is payable in connection with the execution, delivery, filing, registration or performance of this Agreement.

(bb)                          Tax Protection Act. Each of the Company, Allied World Assurance Company, Ltd. (“AWAC”), Allied World Assurance Holdings (Ireland) Ltd (“Allied Ireland”) and AWAC Services Company (Bermuda), Ltd. (“AWAC Bermuda”) has received from the Bermuda Minister of Finance an assurance under The Exempted Undertakings Tax Protection Act, 1966 of Bermuda to the effect set forth in the Annual Report on Form 10-K and none of the Company, AWAC, Allied Ireland or AWAC Bermuda have received any notification to the effect (and are not otherwise aware) that such assurance may be revoked or otherwise not honored by the Bermuda government before March 31, 2035. There is no Bermuda income, corporation or profits tax, withholding tax, capital gains tax, estate duty or inheritance tax payable by the Company, any of its subsidiaries or any Underwriter, except where such Underwriter is ordinarily resident in Bermuda or resident in Bermuda for exchange control purposes.

(cc)                            Exchange Controls. There are no currency exchange control laws or withholding taxes, in each case of Bermuda (or any political subdivision or taxing authority thereof), that would be applicable to the payment of interest on the Notes (other than as may apply to residents of Bermuda for Bermuda exchange control purposes). The Company is an “exempted company” under Bermuda law and has not (A) acquired and does not hold any land in Bermuda, other than that held by way of lease or tenancy for terms of not more than 50 years, without the express authorization of the Bermuda legislature, (B) taken mortgages on land in Bermuda to secure an amount in excess of $50,000, without the consent of the Bermuda Minister of Finance, (C) acquired any bonds or debentures secured by any land in Bermuda (other than certain types of Bermuda government securities), or (D) conducted their business in a manner that is prohibited for “exempted companies” under Bermuda law. The Company has not received notification from the Bermuda Monetary Authority or any other Bermuda governmental authority of proceedings relating to the modification or revocation of its designation as nonresident for exchange control purposes, its permission to issue and transfer the Notes, or its status as an “exempted company”.

(dd)                          Company and Guarantor Not Investment Companies. The Company and the Guarantor have been advised of the rules and requirements under the Investment Company Act of 1940, as amended

(the “Investment Company Act”). Neither the Company nor the Guarantor is, nor after receipt of payment for the Securities and the application of the proceeds thereof as contemplated under the caption “Use of Proceeds” in the Preliminary Prospectus and the Prospectus will be, required to register as an “investment company” within the meaning of the Investment Company Act.

(ee)                            No Price Stabilization or Manipulation. Neither the Company nor the Guarantor has taken nor will take, directly or indirectly, any action designed to or that would be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(ff)                              Related Party Transactions. There are no business relationships or related-party transactions involving the Company, any subsidiary, the Guarantor or any other person required to be described in the Preliminary Prospectus or the Prospectus that have not been described as required.

(gg)                            No Unlawful Contributions or Other Payments. None of the Company, any of its subsidiaries, the Guarantor or, to the knowledge of the Company and the Guarantor, any director, officer, agent, employee, affiliate or other person associated with or acting on behalf of the Company, the Guarantor or any of their subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) taken any action, directly or indirectly, that would result in a violation or a sanction for violation by such persons of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or the rules or regulations thereunder; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. The Company, its subsidiaries and the Guarantor have instituted and maintain policies and procedures to ensure compliance with the Foreign Corrupt Practices Act of 1977 and the U.K. Bribery Act 2010.  No part of the proceeds of the offering will be used, directly or indirectly, in violation of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder.

(hh)                          Stock Options. With respect to the stock options (the “Stock Options”) granted pursuant to the share-based compensation plans of the Guarantor (the “Guarantor Stock Plans”), (i) each grant of a Stock Option was duly authorized no later than the date on which the grant of such Stock Option was by its terms to be effective (the “Grant Date”) by all necessary corporate action, including, as applicable, approval by the board of directors of the Guarantor (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto, (ii) each such grant was made in accordance with the terms of the Guarantor Stock Plans, the Exchange Act and all other applicable laws and regulatory rules or requirements, including the rules of the New York Stock Exchange and any other exchange on which Guarantor securities are traded, (iii) the per share exercise price of each Stock Option was equal to the fair market value of a common share on the applicable Grant Date and (iv) each such grant was properly accounted for in accordance with GAAP in the financial statements (including the related notes) of the Guarantor and disclosed in the Guarantor’s filings with the Commission in accordance with the Exchange Act and all other applicable laws. The Guarantor has not knowingly granted, and there is no and has been no policy or practice of the Guarantor of granting, Stock Options prior to, or otherwise coordinate the grant of Stock Options with, the release or other public announcement of material information regarding the Guarantor or its subsidiaries or their results of operations or prospects.

(ii)                                  No Conflict with Money Laundering Laws. The operations of the Company, its subsidiaries and the Guarantor are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the anti-money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency having jurisdiction over the Company, the Guarantor, or any of their subsidiaries (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company, any of its subsidiaries or the Guarantor with respect to the Money Laundering Laws is pending or, to the knowledge of the Company and the Guarantor, threatened.

(jj)                                No Conflict with Sanctions Laws. None of the Company, any of its subsidiaries and the Guarantor, and, to the knowledge of the Company and the Guarantor, any director, officer, agent, employee or affiliate of the Company, any of its subsidiaries or the Guarantor (i) is, or is controlled or 50% or more owned by or is acting on behalf of, an individual or entity that is currently the subject of any sanctions administered or enforced by the United States (including any administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State or the Bureau of Industry and Security of the U.S. Department of Commerce), the United Nations Security Council, the European Union, or the United Kingdom (including sanctions administered or enforced by Her Majesty’s Treasury) (collectively, “Sanctions” and such persons, “Sanctioned Persons” and each such person, a “Sanctioned Person”), (ii) is located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”) or (iii) will, directly or indirectly, use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other individual or entity for the purpose of financing the activities of any Sanctioned Persons.

(kk)                          ERISA Compliance. The Company, its subsidiaries and the Guarantor and any “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries, the Guarantor or their ERISA Affiliates (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company, a subsidiary or the Guarantor, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), of which the Company, such subsidiary or the Guarantor is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries, the Guarantor or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries, the Guarantor or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries, the Guarantor nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan,” (ii) Sections 412, 4971 or 4975 of the Internal Revenue Code, or (iii) Section 4980B of the Internal Revenue Code with respect to the excise tax imposed thereunder. Each “employee benefit plan” established or maintained by the Company, its subsidiaries, the Guarantor or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Internal Revenue Code has received a favorable determination letter from the Internal Revenue Service and nothing has occurred, whether by action or failure to act, which is reasonably likely to cause disqualification of any such employee benefit plan under Section 401(a) of the Internal Revenue Code.

(ll)                                  Sarbanes-Oxley Compliance. There is and has been no material failure on the part of the Guarantor and any of the Guarantor’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(mm)                  Accounting System. The Guarantor’s internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) was deemed to be effective at December 31, 2014, and other than as previously disclosed since such date, there have been no changes in internal control over financial reporting that have materially affected or are reasonably likely to materially affect the Guarantor’s internal control over financial reporting.

(nn)                          Internal Controls and Procedures. The Guarantor maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(oo)                          No Material Weakness in Internal Controls. Except as disclosed in the Disclosure Package and the Prospectus or in any document incorporated by reference therein, since the end of the Guarantor’s most recent audited fiscal year, there has been (i) no material weakness in the Guarantor’s internal control over financial reporting (whether or not remediated) and (ii) no change in the Guarantor’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Guarantor’s internal control over financial reporting.

(pp)                          Accuracy of Exhibits. There are no franchises, contracts or documents which are required to be described in the Registration Statement, the Disclosure Package, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits to the Registration Statement which have not been so described and filed as required.

(qq)                          No Unauthorized Access to Information Technology Systems.  The Company, its subsidiaries and the Guarantor have taken commercially reasonable measures to maintain protections against unauthorized access to, or disruption or failure of, their information technology systems. To the Company’s and the Guarantor’s knowledge, during the past twelve months, none of the Company, any of its subsidiaries or the Guarantor has been subject to any material unauthorized access to their information technology systems or data maintained by them.

(rr)                                Statistical and Market-Related Data.  Any third-party statistical and market-related data included or incorporated by reference in a Registration Statement, a Prospectus or the General Disclosure Package are based on or derived from sources that the Company or the Guarantor believe to be reliable and accurate.

Any certificate signed by an officer of the Company and delivered to the Representatives or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

Section 2.                        Purchase, Sale and Delivery of the Securities.

(a)                                 The Securities. The Company agrees to issue and sell to the several Underwriters, severally and not jointly, all of the Securities upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Company the aggregate principal amount of Notes set forth opposite their names on Schedule A at a purchase price of 99.302% of the principal amount for the Notes, payable on the Closing Date.

(b)                                 The Closing Date. Delivery of certificates for the Notes in global form to be purchased by the Underwriters and payment therefor shall be made at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004 (or such other place as may be agreed to by the Company and the Representatives) at 9:30 a.m., New York City time, on October 29, 2015, or such other time and date as the Underwriters and the Company shall mutually agree (the time and date of such closing are called the “Closing Date”).

(c)                                  Public Offering of the Securities. The Representatives hereby advise the Company that the Underwriters intend to offer for sale to the public, as described in the Disclosure Package and the Prospectus, their respective portions of the Securities as soon after the Execution Time as the Representatives, in their sole judgment, have determined is advisable and practicable.

(d)                                 Payment for the Securities. Payment for the Securities shall be made at the Closing Date by wire transfer of immediately available funds to the order of the Company.

It is understood that the Representatives have been authorized, for their own accounts and for the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Securities that the Underwriters have agreed to purchase. The Representatives may (but shall not be obligated to) make payment for any Securities to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the Closing Date for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(e)                                  Delivery of the Securities. The Company shall deliver, or cause to be delivered, to the Representatives for the accounts of the several Underwriters certificates for the Notes at the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The certificates for the Notes shall be in such denominations and registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the Closing Date and shall be made available for inspection on the business day preceding the Closing Date at a location in New York City, as the Representatives may designate. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

Section 3.                        Covenants of the Company.

The Company covenants and agrees with each Underwriter as follows:

(a)                                 Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will, and will cause its affiliates to, comply with the requirements of Rule 430B of the Securities Act, and will promptly notify the Representatives, and confirm the notice in writing, of (i) the effectiveness during the Prospectus Delivery Period (as defined below) of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Preliminary Prospectus or the Prospectus, (ii) the receipt of any comments from the Commission during the Prospectus Delivery Period, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Preliminary Prospectus or the Prospectus or for additional information, and (iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will, and will cause its affiliates to, promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Preliminary Prospectus and the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file such document. The Company will, and will cause its affiliates to, use their reasonable best efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof as soon as practicable thereafter.

(b)                                 Filing of Amendments. During such period beginning on the date of this Agreement and ending on the later of the Closing Date or such date as, in the opinion of counsel for the Underwriters, the Prospectus is no longer required by law to be delivered in connection with sales of the Securities by an Underwriter or dealer, including in circumstances where such requirement may be satisfied pursuant to Rule 172 of the Securities Act (the “Prospectus Delivery Period”), the Company will, and will cause its affiliates to, give the Representatives notice of its or its affiliates’ intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the Securities Act), or any amendment, supplement or revision to the Disclosure Package or the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

(c)                                  Delivery of Registration Statements. The Company has furnished or will deliver to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)                                 Delivery of Prospectuses. The Company will deliver to each Underwriter, without charge, as many copies of the Preliminary Prospectus as such Underwriter may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the Securities Act. The Company will furnish to each Underwriter, without charge, during the Prospectus Delivery Period, such number of copies of the Prospectus as such Underwriter may reasonably request. The Preliminary Prospectus and the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)                                  Continued Compliance with Securities Laws. The Company will, and will cause its affiliates to, comply with the Securities Act and the Exchange Act so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Registration Statement, the Disclosure Package and the Prospectus. If at any time during the Prospectus Delivery Period, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Company or the Guarantor, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Disclosure Package or the Prospectus in order that the Disclosure Package or the Prospectus, as the case may be, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the Initial Sale Time or at the time it is delivered or conveyed to a purchaser, not misleading, or if it shall be necessary, in the opinion of either such counsel, at any such time to amend the Registration Statement or amend or supplement the Disclosure Package or the Prospectus in order to comply with the requirements of any law, the Company will, and will cause its affiliates to, (1) notify the Representatives of any such event, development or condition and (2) promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement, the Disclosure Package or the Prospectus comply with such law, and the Company will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

(f)                                   Blue Sky Compliance. The Company shall, and shall cause its affiliates to, cooperate with the Representatives and counsel for the Underwriters to qualify or register the Securities for sale under (or obtain exemptions from the application of) the state securities or blue sky laws of those jurisdictions designated by the Representatives, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Securities. Neither the Company nor any of its affiliates shall be required to qualify to transact business or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign business. The Company will advise the Representatives promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall, and shall cause its affiliates to, use their reasonable best efforts to obtain the withdrawal thereof as soon as practicable thereafter.

(g)                                  Use of Proceeds. The Company shall apply the net proceeds from the sale of the Securities sold by it in the manner described under the caption “Use of Proceeds” in the Preliminary Prospectus and the Prospectus.

(h)                                 Depositary. The Company will, and will cause its affiliates to, cooperate with the Underwriters and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of the Depositary.

(i)                                     Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company shall, and shall cause its affiliates to, file, on a timely basis, with the Commission and the New York Stock Exchange all reports and documents required to be filed under the Exchange Act.

(j)                                    Agreement Not to Offer or Sell Additional Securities. During the period commencing on the date hereof and ending on the Closing Date, the Company will not, without the prior written consent of the Representatives (which consent may be withheld at the sole discretion of the Representatives), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any debt securities of the Company similar to the Notes or securities exchangeable for or convertible into debt securities similar to the Notes (other than as contemplated by this Agreement with respect to the Notes).

(k)                                 Final Term Sheet. The Company will prepare a final term sheet containing only a description of the Securities, in a form approved by the Underwriters and attached as Exhibit D hereto, and will file such term sheet pursuant to Rule 433(d) under the Securities Act within the time required by such rule (such term sheet, the “Final Term Sheet”). Any such Final Term Sheet is an Issuer Free Writing Prospectus for purposes of this Agreement.

(l)                                     Permitted Free Writing Prospectuses. The Company represents that neither it nor the Guarantor has made, and agrees that, unless it obtains the prior consent of the Representatives, it will not, and will cause its affiliates to not, make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company or the Guarantor with the Commission or retained by the Company or the Guarantor under Rule 433 of the Securities Act; provided that the prior consent of the Representatives shall be deemed to have been given in respect of any Issuer Free Writing Prospectuses included in Annex I to this Agreement. Any such free writing prospectus consented to or deemed to be consented to by the Representatives is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company agrees that (i) it and its affiliates have treated, and it will treat and will cause its affiliates to treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, and (ii) it and its affiliates have complied, and it will comply and will cause its affiliates to comply, as the case may be, with the requirements of Rules 164 and 433 of the Securities Act applicable to any Permitted Free Writing Prospectus, including in respect of timely filing with the Commission, legending and record keeping. The Company consents to the use by any Underwriter of a free writing prospectus that (a) is not an “issuer free writing prospectus” as defined in Rule 433, and (b) contains only (i) information describing the preliminary terms of the Securities or their offering, (ii) information permitted by Rule 134 under the Securities Act or (iii) information that describes the final terms of the Securities or their offering and that is included in the Final Term Sheet of the Company and the Guarantor contemplated in Section 3(k).

(m)                             Registration Statement Renewal Deadline. If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Securities remain unsold by the Underwriters, the Company will, and will cause its affiliates to, prior to the Renewal Deadline file, if they have not already done so and are eligible to do so, a new automatic shelf registration statement relating to the Securities, in a form satisfactory to the Representatives. If the Company and the Guarantor are no longer eligible to file an automatic shelf registration statement, the Company will, and will cause its affiliates to, prior to the Renewal Deadline, if they have not already done so, file a new shelf registration statement relating to the Securities, in a form satisfactory to the Representatives, and will use their commercially reasonable efforts to cause such registration statement to be declared effective within 90 days after the Renewal Deadline. The Company will, and will cause its affiliates to, take all other action necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the expired registration statement relating to the Securities. References herein to the Registration Statement shall include such new automatic shelf registration statement or such new shelf registration statement, as the case may be.

(n)                                 Notice of Inability to Use Automatic Shelf Registration Statement Form. If at any time during the Prospectus Delivery Period, the Company or the Guarantor receives from the Commission a notice pursuant to Rule 401(g)(2) or otherwise ceases to be eligible to use the automatic shelf registration statement form, the Company will, and will cause its affiliates to, (i) promptly notify the Representatives, (ii) promptly file a new registration statement or post-effective amendment on the proper form relating to the Securities, in a form satisfactory to the Representatives, (iii) use its commercially reasonable efforts to cause such registration statement of post-effective amendment to be declared effective and (iv) promptly notify the Representatives of such effectiveness. The Company will, and will cause its affiliates to, take all other action reasonably necessary or appropriate to permit the public offering and sale of the Securities to continue as contemplated in the registration statement that was the subject of the Rule 401(g)(2) notice or for which the Company or the Guarantor has otherwise become ineligible. References herein to the Registration Statement shall include such new registration statement or post-effective amendment, as the case may be.

(o)                                 Filing Fees. The Company agrees to pay the required Commission filing fees relating to the Securities within the time required by and in accordance with Rule 456(b)(1) and 457(r) of the Securities Act.

(p)                                 No Manipulation of Price. The Company will not, and will cause its affiliates to not, knowingly take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Securities.

The Representatives, on behalf of the several Underwriters, may, in their sole discretion, waive in writing the performance by the Company of any one or more of the foregoing covenants or extend the time for their performance.

Section 4.                        Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Securities (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities, (iii) all fees and expenses of the Company’s and Guarantor’s counsel, independent public or certified public accountants and other advisors to the Company and the Guarantor, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), each Issuer Free Writing Prospectus, the Preliminary Prospectus and the Prospectus, and all amendments and supplements thereto, and the DTC Agreement, (v) all filing fees, reasonable attorneys’ fees (of one counsel in the case of the Underwriters) and expenses incurred by the Company and the Guarantor or the Underwriters in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws, and, if requested by the Representatives, preparing a “Blue Sky Survey” or memorandum, and any supplements thereto, advising the Underwriters of such qualifications, registrations and exemptions, (vi) the filing fees incident to, and the reasonable fees and disbursements of one counsel to the Underwriters in connection with, the review, if any, by FINRA of the terms of the sale of the Securities, (vii) the fees and expenses of the Trustee, including the reasonable fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities, (viii) any fees payable in connection with the rating of the Securities with the ratings agencies, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company in connection with approval of the Securities by the Depositary for “book-entry” transfer, (x) all other fees, costs and expenses referred to in Item 14 of Part II of the Registration Statement, and (xi) all other fees, costs and expenses incurred in connection with the performance of its obligations hereunder for which provision is not otherwise made in this Section. Except as provided in this Section 4 and Sections 6, 8 and 9 hereof, the Underwriters shall pay their own expenses, including the fees and disbursements of their counsel.

Section 5.                        Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Securities as provided herein on the Closing Date shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 1 hereof as of the date hereof, as of the Initial Sale Time, and as of the Closing Date as though then made and to the timely performance by the Company of its covenants and other obligations hereunder, and to each of the following additional conditions:

(a)                                 Effectiveness of Registration Statement. The Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings for that purpose shall have been instituted or be pending or to the knowledge of the Company or the Guarantor threatened by the Commission, any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters, and neither the Company nor the Guarantor shall have received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form. The Preliminary Prospectus and the Prospectus shall have been filed with the Commission in accordance with Rule 424(b) (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A).

(b)                                 Accountants’ Comfort Letter. On the date hereof, the Representatives shall have received from Deloitte & Touche, independent registered public accountants for the Company, a letter or letters dated the date hereof addressed to the Underwriters, in form and substance satisfactory to the Representatives with respect to the audited and unaudited financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus.

(c)                                  Bring-down Comfort Letter. On the Closing Date, the Representatives shall have received from Deloitte & Touche, independent registered public accountants for the Company, a letter or letters dated such date, in form and substance satisfactory to the Representatives, to the effect that they reaffirm the statements made in the letter furnished by them pursuant to subsection (b) of this Section 5, except that the specified date referred to therein for the carrying out of procedures shall be no more than three business days prior to the Closing Date.

(d)                                 No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date:

(i)                                     in the judgment of the Representatives there shall not have occurred any Material Adverse Change;

(ii)                                  there shall not have been any change or decrease specified in the letter or letters referred to in paragraph (c) of this Section 5 which is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Prospectus; and

(iii)                               there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any debt securities of the Company, any of its subsidiaries or the Guarantor by any “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act.

(e)                                  Opinion of Counsel for the Company and the Guarantor. On the Closing Date, the Representatives shall have received (i) an opinion of Willkie Farr & Gallagher LLP, United States counsel for the Company and the Guarantor, dated as of such Closing Date, the form of which is attached as Exhibit A hereto, (ii) an opinion of Conyers Dill & Pearman Limited, Bermuda counsel for the Company, dated as of such Closing Date, the form of which is attached as Exhibit B hereto and (iii) an opinion of Baker & McKenzie Zurich, Swiss counsel for the Guarantor, dated as of such Closing Date, the form of which is attached as Exhibit C hereto.

(f)                                   Opinion of Counsel for the Underwriters. On the Closing Date, the Representatives shall have received an opinion of Sullivan & Cromwell LLP, counsel for the Underwriters, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Underwriters.

(g)                                  Officers’ Certificate of the Company. On the Closing Date, the Representatives shall have received a written certificate executed by the President of the Company and the Senior Vice President, Finance of the Company, dated as of such Closing Date, to the effect that:

(i)                                     neither the Company nor the Guarantor has received any stop order suspending the effectiveness of the Registration Statement, and no proceedings for such purpose have been instituted or, to the knowledge of the Company or the Guarantor, threatened by the Commission;

(ii)                                  neither the Company nor the Guarantor has received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form;

(iii)                               the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such Closing Date; and

(iv)                              the Company has complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

(h)                                 Additional Documents. On or before the Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Representatives by notice to the Company and the Guarantor at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 4, 6, 8, 9 and 17 shall at all times be effective and shall survive such termination.

Section 6.                        Reimbursement of Underwriters’ Expenses. If this Agreement is terminated by the Representatives other than as a result of termination pursuant to Section 10 or clauses (ii), (iii), (iv) or (vi) of Section 11, or if the sale to the Underwriters of the Securities on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof, the Company agrees to reimburse the Representatives and the other Underwriters (or such Underwriters as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket expenses that shall have been reasonably incurred by the

Representatives and the Underwriters in connection with the proposed purchase and the offering and sale of the Securities, including but not limited to fees and disbursements of one counsel, printing expenses, travel expenses, postage, facsimile and telephone charges.

Section 7.                        Effectiveness of this Agreement. This Agreement shall not become effective until the execution of this Agreement by the parties hereto.

Section 8.                        Indemnification.

(a)                                 Indemnification of the Underwriters. Each of the Company and the Guarantor jointly and severally agree to indemnify and hold harmless each Underwriter, its directors, officers, employees and agents, and each person, if any, who controls any Underwriter within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Underwriter or such director, officer, employee, agent or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company or the Guarantor), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Company Additional Written Communication, any Issuer Free Writing Prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to reimburse each Underwriter and each such director, officer, employee, agent and controlling person for any and all expenses (including the reasonable fees and disbursements of counsel chosen by Barclays and Credit Suisse) as such expenses are reasonably incurred by such Underwriter or such director, officer, employee, agent or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter through the Representatives expressly for use in the Registration Statement, any Company Additional Written Communication, any Issuer Free Writing Prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company and the Guarantor may otherwise have.

(b)                                 Indemnification of the Company, the Guarantor and their Directors and Officers. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantor, each of the directors of the Company and the Guarantor, each of the officers of the Company and the Guarantor who signed the Registration Statement and each person, if any, who controls the Company or the Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, the Guarantor or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based (i) upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) upon any untrue statement or alleged untrue statement of a material fact contained in any Company Additional Written Communication, any Issuer Free Writing Prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, any Company Additional Written Communication, any Issuer Free Writing Prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter through the Representatives expressly for use therein; and to reimburse the Company, the Guarantor or any such director, officer or controlling person for any legal and other expense reasonably incurred by the Company, the Guarantor or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and the Guarantor hereby acknowledges that the only information furnished to the Company or the Guarantor by any Underwriter through the Representatives expressly for use in the Registration Statement, any Company Additional Written Communication, any Issuer Free Writing Prospectus, the Preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) are the statements set forth in the fifth paragraph of the text on the cover page, the first paragraph of the text under the caption “Underwriting — Commissions and Discounts” on page S-26 and the first paragraph of the text under the caption “Underwriting — Short Positions” on page S-27 in the Preliminary Prospectus and the Prospectus. The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Underwriter may otherwise have.

(c)                                  Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, such indemnified party shall have the right to employ its own counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless: (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party; (ii) the indemnifying party has failed promptly to assume the defense and employ counsel reasonably satisfactory to the indemnified party; or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party and the indemnifying party or any affiliate of the indemnifying party, and such indemnified party shall have reasonably concluded that either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party or such affiliate of the indemnifying party or (y) a conflict may exist between such indemnified party and the indemnifying party or such affiliate of the indemnifying party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to a single firm of local counsel) for all such indemnified parties, which firm shall be designated in writing by Barclays and Credit Suisse and that all such reasonable fees and expenses shall be reimbursed as they are incurred). Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence, in which case the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party.

(d)                                 Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

Section 9.                        Contribution. If the indemnification provided for in Section 8 is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantor, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company, and the total underwriting discount received by the Underwriters, in each case as set forth on the front cover page of the Prospectus bear to the aggregate initial public offering price of the Securities as set forth on such cover. The relative fault of the Company and the Guarantor, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Guarantor, on the one hand, or the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 9.

Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting commissions received by such Underwriter in connection with the Securities underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective underwriting commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer, employee and agent of an Underwriter and each person, if any, who controls an Underwriter within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company or of the Guarantor, each officer of the Company or the Guarantor who signed the Registration Statement, and each person, if any, who controls the Company or the Guarantor within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Guarantor.

Section 10.                 Default of One or More of the Several Underwriters. If, on the Closing Date, any one or more of the several Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities, which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Securities to be purchased on such date, the other Underwriters shall be obligated, severally, in the proportion to the aggregate principal amounts of such Securities set forth opposite their respective names on Schedule A bears to the aggregate principal amount of such Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as may be specified by the Representatives with the consent of the non-defaulting Underwriters, to purchase such Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase such Securities and the aggregate principal amount of such Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 4, 6, 8, 9 and 17 shall at all times be effective and shall survive such termination. In any such case, either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days in order that the required changes, if any, to the Registration Statement, any Issuer Free Writing Prospectus, the Preliminary Prospectus or the Prospectus or any other documents or arrangements may be effected.

As used in this Agreement, the term “Underwriter” shall be deemed to include any person substituted for a defaulting Underwriter under this Section 10. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

Section 11.                 Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Representatives by notice given to the Company and the Guarantor if at any time (i) trading or quotation in any of the Company’s securities shall have been suspended or limited by the Commission or the New York Stock Exchange; (ii) trading in securities generally on either the Nasdaq

Stock Market or the New York Stock Exchange shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such stock exchanges by the Commission or FINRA; (iii) a general banking moratorium shall have been declared by any of federal or New York authorities; (iv) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity involving the United States, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States or international political, financial or economic conditions, as in the judgment of the Representatives is material and adverse and makes it impracticable or inadvisable to market the Securities in the manner and on the terms described in the Disclosure Package or the Prospectus or to enforce contracts for the sale of securities; (v) in the judgment of the Representatives there shall have occurred any Material Adverse Change; or (vi) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services. Any termination pursuant to this Section 11 shall be without liability of any party to any other party except as provided in Sections 4 and 6 hereof, and provided further that Sections 4, 6, 8, 9 and 17 shall survive such termination and remain in full force and effect.

Section 12.                 No Fiduciary Duty. The Company acknowledges and agrees that: (i) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other hand, and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Guarantor or the affiliates, stockholders, creditors or employees of the Company or the Guarantor or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Guarantor with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Guarantor on other matters) and no Underwriter has any obligation to the Company or the Guarantor with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement; (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company or the Guarantor and that the several Underwriters have no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Guarantor have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) among the Company, the Guarantor and the several Underwriters with respect to the subject matter hereof. The Company and the Guarantor hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Guarantor may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

Section 13.                 Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and/or other statements of the Company, of the Guarantor, of the officers of the Company and the Guarantor and of the several Underwriters, as applicable, set forth in or made pursuant to this Agreement (i) will remain operative and in full force and effect, regardless of any (A) investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the officers or employees of any Underwriter, or any person controlling the Underwriter, the Company, the

Guarantor, the officers or employees of the Company or the Guarantor, or any person controlling the Company or the Guarantor, as the case may be or (B) acceptance of the Securities and payment for them hereunder and (ii) will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement.

Section 14.                 Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Representatives:

Barclays Capital Inc.
745 Seventh Avenue
New York, NY 10019
Facsimile: 646-834-8133
Attention: Syndicate Registration

and

Credit Suisse Securities  (USA) LLC
Eleven Madison Avenue
New York, NY 10010
Attention: LCD – IBD

with a copy (which shall not constitute notice) to:

Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004
Facsimile: 212-291-9037
Attention: Robert DeLaMater, Esq.

If to the Company:

Allied World Assurance Company Holdings, Ltd
27 Richmond Road
Pembroke HM 08
Bermuda
Facsimile: 441-295-5117
Attention: Wesley D. Dupont, Esq.

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Facsimile: 212-728-9111
Attention: Steven A. Seidman, Esq.

Christopher Greer, Esq.

Sean M. Ewen, Esq.

If to the Guarantor:

Allied World Assurance Company Holdings, AG
Gubelstrasse 24

Park Tower, 15th Floor

6300 Zug, Switzerland

Switzerland
Facsimile: 41-41-768-1085
Attention: Wesley D. Dupont, Esq.

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019
Facsimile: 212-728-9111
Attention: Steven A Seidman, Esq.

Christopher Greer, Esq.

Sean M. Ewen, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 15.                 Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to Section 10 hereof, and to the benefit of the directors, officers, employees, agents and controlling persons referred to in Sections 8 and 9, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term “successors” shall not include any purchaser of the Securities as such from any of the Underwriters merely by reason of such purchase.

Section 16.                 Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 17.                 Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THAT STATE.

(a)                                 Consent to Jurisdiction. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York, Borough of Manhattan, or the courts of the State of New York in each case located in the City and County of New York, Borough of Manhattan (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the City and County of New York.

(b)                                 Waiver of Immunity. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

Section 18.                 General Provisions. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 8 and the contribution provisions of Section 9, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Sections 8 and 9 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, the Disclosure Package and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD

By:	/s/ Michael McCrimmon
Name: Michael McCrimmon
Title: President, North American Property & Bermuda Branch Manager

SOLELY FOR PURPOSES OF SECTIONS 8 AND 9,

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

By:	/s/ Thomas A. Bradley
Name: Thomas A. Bradley
Title: Executive Vice President & Chief Financial Officer

The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.

BARCLAYS CAPITAL INC.
CREDIT SUISSE SECURITIES (USA) LLC

Acting as Representatives of the several Underwriters named in the attached Schedule A.

By:	Barclays Capital Inc.

By:	/s/ Travis H. Barnes
Name: Travis H. Barnes
Title: Managing Director

By:	Credit Suisse Securities (USA) LLC

By:	/s/ Sharon Harrison
Name: Sharon Harrison
Title: Director

SCHEDULE A

Underwriters	Aggregate Principal Amount of Notes to be Purchased
Barclays Capital Inc.	$150,000,000
Credit Suisse Securities (USA) LLC	$150,000,000
Citigroup Global Markets Inc.	$65,000,000
Wells Fargo Securities, LLC	$65,000,000
BMO Capital Markets Corp .	$35,000,000
ING Financial Markets LLC	$35,000,000
Total	$500,000,000

1

SCHEDULE B

Below are the material subsidiaries that have been added to or deleted from the Guarantor’s corporate organization list subsequent to the filing with the SEC of its Form 10-K for the year ended December 31, 2014.

NEW COMPANIES

None.

FORMER COMPANIES

None.

1

ANNEX I

Issuer Free Writing Prospectuses

Final Term Sheet dated October 26, 2015.

1

ANNEX II

Company Additional Written Communication

Electronic Road Show of the Company dated October 2015

1

ANNEX III

Significant Subsidiaries

Allied World Assurance Company, Ltd
Allied World Assurance Holdings (Ireland) Ltd
Allied World Assurance Holdings (U.S.) Inc.
Allied World Insurance Company

1

EXHIBIT A

Form of Opinion of Willkie Farr & Gallagher LLP

(i)                                     Each of Allied World Assurance Holdings (U.S.) Inc. and Allied World Insurance Company (i) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, (ii) has corporate power and authority to own or lease, as the case may be, and operate its properties and to conduct its business as described in the Disclosure Package and the Prospectus, and (iii) based solely on a review of the good standing certificates of the secretaries of state of the relevant jurisdictions, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to have such power or authority or to be so qualified or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change.

(ii)                                  Assuming the Agreement is duly executed and delivered by the Company under the laws of Bermuda and by the Guarantor under the laws of Switzerland, to the extent the execution and delivery of this Agreement is governed by the laws of the State of New York, this Agreement has been duly executed and delivered by the Company.

(iii)                               The Indenture has been duly qualified under the Trust Indenture Act and, assuming the Indenture is duly executed and delivered by the Company under the laws of Bermuda and by the Guarantor under the laws of Switzerland, to the extent the execution and delivery of the Indenture is governed by the laws of the State of New York, the Indenture has been duly executed and delivered by the Company and the Guarantor and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company and of the Guarantor, enforceable against the Company and the Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

(iv)                              Assuming the Guarantee Agreement are duly executed and delivered by the Guarantor under the laws of Switzerland, to the extent the execution and delivery of the Guarantee Agreement is governed by the laws of the State of New York, the Guarantee Agreement have been duly executed and delivered by the Guarantor and (assuming the due authorization, execution and delivery thereof by the Trustee) constitute valid and binding agreements of the Guarantor, enforceable against the Guarantor in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

(v)                                 The Securities are in the form contemplated by the Indenture and the Guarantee Agreement. Assuming the Notes are duly executed by the Company under the laws of Bermuda and the Guarantees are duly executed under the laws of Switzerland, to the extent the execution of the Securities is governed by the laws of the State of New York, the Securities have been duly executed and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price as specified in this Agreement, assuming due authorization, execution and delivery of the Indenture and the Guarantee Agreement by the Trustee, will constitute valid and binding obligations of the Company and the Guarantor, as the case may be, enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

(vi)                              The Notes, the Guarantees, the Indenture and the Guarantee Agreement conform in all material respects to the descriptions thereof contained in the Disclosure Package and the Prospectus.

(vii)                           The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405 of the Securities Act, that automatically became effective not more than three years prior to the Execution Time; to our knowledge (knowledge for purposes of this opinion and the remainder of this opinion letter will be limited to the attorneys who are actively involved in matters pertaining to the Company, the Guarantor and their Subsidiaries) neither the Company nor the Guarantor has received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act objecting to use of the automatic shelf registration statement form and neither the Company nor the Guarantor has otherwise ceased to be eligible to use the automatic shelf registration form.

(viii)                        The Registration Statement, including without limitation the Rule 430B Information, the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (including without limitation each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the Securities Act), other than the financial statements and supporting schedules included therein or omitted therefrom, and the Trustee’s Statement of Eligibility on Form T-1 (the “Form T-1”), as to which we need express no opinion, complied as to form in all material respects with the requirements of the Securities Act.

(ix)                              The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus at the time they were or hereafter are filed with the Commission, complied or will comply in all material respects with the requirements of the Exchange Act.

(x)                                 To our knowledge, other than as set forth in each of the Preliminary Prospectus and the Prospectus, there are no legal or governmental actions, suits or proceedings pending or threatened, (i) against or affecting the Company, the Guarantor or any of their subsidiaries, (ii) which has as the subject thereof any officer or director of, or property owned or leased by, the Company, the Guarantor or any of their subsidiaries or (iii) relating to discrimination matters related to the Company, the Guarantor or their subsidiaries, where any such action, suit or proceeding, if determined adversely, could, individually or in the aggregate, result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement.

(xi)                              The statements in each of the Preliminary Prospectus and the Prospectus under the captions “Description of Notes and Guarantees,” “Description of the Debt Securities” and “Certain United States Federal Income Tax Considerations,” in each case insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present and summarize, in all material respects, the matters referred to therein.

(xii)                           Each of the Company’s and the Guarantor’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby, by the Disclosure Package and by the Prospectus (i) will not conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Guarantor or any of their respective subsidiaries pursuant to, or require the consent of any other party to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument that is listed on the Exhibit Index to the Annual Report on Form 10-K pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K, and (ii) will not result in any violation of any Applicable Law (as defined herein)(1), except in each of clauses (i) and (ii), for such breaches, Defaults, Debt Repayment Triggering Events, liens, charges, encumbrances, consents or violations that would not, individually or in the aggregate, result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency is required by Applicable Law for the Company’s or the Guarantor’s execution, delivery and performance of this Agreement or consummation of the transactions contemplated hereby, by the Disclosure Package or by the Prospectus, except (A) the qualification under the Trust Indenture Act of the Indenture and (B) as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws (as to which counsel expresses no opinion) and from the FINRA (as to which counsel expresses no opinion).

(xiii)                        Neither the Company nor the Guarantor is, nor after receipt of payment for the Notes and the application of the proceeds thereof as contemplated under the caption “Use of Proceeds” in the Preliminary Prospectus and the Prospectus will be, required to register as an “investment company” within the meaning of the Investment Company Act.

Nothing has come to our attention that would cause us to believe that (i) the Registration Statement or any amendment thereto, including the information required under Rule 430B of the Securities Act (except for financial statements, notes thereto and schedules and other financial data included or incorporated by reference therein or omitted therefrom and the Form T-1, as to which we need make no statement), as of its original effective date and at each deemed effective date with respect to the Underwriter pursuant to Rule 430B(f)(2) of the Securities Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Disclosure Package (except for financial statements, notes thereto and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), as of the Initial Sale Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading or (iii) the Prospectus or any amendment or supplement thereto (except for financial statements, notes thereto and schedules and other financial data included or incorporated by reference therein or omitted therefrom, as to which we need make no statement), as of the date of the Prospectus, as of the date of any such amended or supplemented prospectus or as of the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(1)         When used in this opinion, the phrase “Applicable Law” means (a) federal laws of the United States and the laws of the State of New York, in each case of a type typically applicable to transactions of the type contemplated by this Agreement and (b) the General Corporation Law of the State of Delaware.

In rendering our opinion, we assume, among other things, (a) the due organization and valid existence of the Company and the Guarantor, (b) the due authorization, execution, authentication and delivery by all persons (other than the Company and the Guarantor, to the extent the authorization, execution, authentication and delivery thereof is governed by the laws of the State of New York) of this Agreement, the Indenture, the Guarantee Agreement, the Notes and each of the documents related thereto, and (c) that each of such parties has the legal power to act in the respective capacity or capacities in which he, she or it is to act thereunder.

EXHIBIT B

Form of Opinion of Conyers Dill & Pearman Limited

1.                                      Each of the Company, AWAC and Allied Ireland are duly incorporated and existing under the laws of Bermuda in good standing (meaning solely that it has not failed to make any filing with any Bermuda government authority or to pay any Bermuda government fees or tax which would make it liable to be struck off the Register of Companies and thereby cease to exist under the laws of Bermuda).  The Company possesses the capacity to sue and be sued in its own name under the laws of Bermuda.

2.                                      Each of the Company, AWAC and Allied Ireland has the necessary corporate power and authority to own, lease and operate its respective properties and to conduct its respective business as described in the Disclosure Package.

3.                                      The Company has the necessary corporate power and authority to enter into and perform its obligations under the Documents.  The execution and delivery of the Documents by the Company and the performance by the Company of its obligations thereunder will not violate the memorandum of association or bye-laws of the Company nor any applicable law, regulation, order or decree in Bermuda.

4.                                      The Company has taken all corporate action required to authorise its execution and filing of the Registration Statement and its execution, delivery and performance of the Documents. The Registration Statement has been duly executed by or on behalf of the Company.  The Documents have been duly executed and delivered by or on behalf of the Company, and constitute the valid, binding and enforceable obligations of the Company in accordance with the terms thereof.

5.                                      No order, consent, approval, licence, authorisation or validation of or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required to authorise or is required in connection with the execution, delivery, performance and enforcement of the Documents or consummation by the Company of the transactions contemplated by the Documents and the Disclosure Package, except such as have been duly obtained or filed in accordance with Bermuda law.

6.                                      It is not necessary or desirable to ensure the enforceability in Bermuda of the Documents that they be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda.  However, to the extent that any of the Documents creates a charge over assets of the Company, it may be desirable to ensure the priority in Bermuda of the charge that it be registered in the Register of Charges in accordance with Section 55 of the Companies Act 1981.  On registration, to the extent that Bermuda law governs the priority of a charge, such charge will have priority in Bermuda over any unregistered charges, and over any subsequently registered charges, in respect of the assets which are the subject of the charge.  A registration fee of $603 will be payable in respect of the registration.

While there is no exhaustive definition of a charge under Bermuda law, a charge includes any interest created in property by way of security (including any mortgage, assignment, pledge, lien or hypothecation).  As the Documents are governed by the Foreign Laws, the question of whether they create such an interest in property would be determined under the Foreign Laws.

7.             There is no income or other tax of Bermuda imposed by withholding or otherwise on any payment to be made to or by the Company pursuant to the Documents.

8.             The Documents will not be subject to ad valorem stamp duty in Bermuda and no registration, documentary, recording, transfer or other similar tax, fee or charge is payable in Bermuda in connection with the execution, delivery, filing, registration or performance of the Documents other than as stated in paragraph 6 hereof.

9.             The Company has received an assurance from the Ministry of Finance in Bermuda that in the event of there being enacted in Bermuda any legislation imposing tax computed on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any such tax shall not be applicable to the Company or any of its operations or its shares, debentures or other obligations (subject to the proviso expressed in such assurance as described in the Prospectus) until 31st March 2035.

10.          The choice of the Foreign Laws as the governing law of the Documents is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in Bermuda, except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda.  The submission in the Documents to the exclusive jurisdiction of the Foreign Courts and the appointment of [CT Corporation System] as its agent for service of legal process in connection with the proceedings in the Foreign Courts pursuant to the Documents is valid and binding upon the Company.

11.          The courts of Bermuda would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the Foreign Courts against the Company based upon the Documents under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment; (b) such courts did not contravene the rules of natural justice of Bermuda; (c) such judgment was not obtained by fraud; (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda; (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda; and (f) there is due compliance with the correct procedures under the laws of Bermuda.

12.          The Underwriters will not be deemed to be resident, domiciled or carrying on business in Bermuda by reason only of the execution, performance and/or enforcement of the Documents by the Underwriters.

13.          Each of the Underwriters has standing to bring an action or proceedings before the appropriate courts in Bermuda for the enforcement of the Documents.  It is not necessary or advisable in order for the Underwriters to enforce their rights under the Documents, including the exercise of remedies thereunder, that they be licensed, qualified or otherwise entitled to carry on business in Bermuda.

14.          Based solely on a search of the Register of Charges maintained by the Registrar of Companies pursuant to Section 55 of the Companies Act 1981 conducted at [TIME] a.m. on [DATE] 2015 (which would not reveal details of matters which have been lodged for registration but not actually registered at the time of our search), there are [no] charges registered on the assets of the Company.

15.          Based solely upon a search of the Cause Book of the Supreme Court of Bermuda conducted at [TIME] a.m. on [DATE] 2015 (which would not reveal details of proceedings which have been filed but not actually entered in the Cause Book at the time of our search), there are [no] judgments against the Company, nor any legal or governmental proceedings pending in Bermuda to which the Company is subject.

16.          The Company is not entitled to any immunity under the laws of Bermuda, whether characterised as sovereign immunity or otherwise, from any legal proceedings to enforce the Documents in respect of itself or its property.

17.          The statements contained in the Disclosure Package under the caption “Risk Factors — It may be difficult to enforce service of process and enforce judgments against us and our officers and directors” and in the Company’s annual report on Form 10K for the year ended 31 December 2014 incorporated by reference in the Disclosure Package under the captions “Business — Regulatory Matters — Bermuda”. “Risk Factors” — There are regulatory limitations on the ownership and transfer of our common shares” and “Risk Factors — We may become subject to taxes in Bermuda after March 31, 2035, which may have a material adverse effect on our results of operations and our investment”, to the extent that they constitute statements of Bermuda law, are accurate in all material respects.

18.          Based solely upon a review of the register of members of AWAC certified by the [Assistant Secretary] of AWAC on [DATE], all the issued and outstanding shares of AWAC are registered in the name of [the Company] and are validly issued, fully paid and non-assessable (which term when used herein means that no further sums are required to be paid by the holders thereof in connection with the issue thereof).

19.          Based solely upon a review of the register of members of Allied Ireland certified by the [Assistant Secretary] of Allied Ireland on [DATE], all the issued and outstanding shares of Allied Ireland are registered in the name of [the Company] and are validly issued, fully paid and non-assessable (which term when used herein means that no further sums are required to be paid by the holders thereof in connection with the issue thereof).

20.          Based solely upon a review of the register of members of the Company certified by the [Assistant Secretary] of the Company on [DATE], all the issued and outstanding [common] shares of the Company are validly issued, fully paid and non-assessable (which term when used herein means that no further sums are required to be paid by the holders thereof in connection with the issue thereof).

21.          Based solely upon a review of the register of members of the Company certified by the [Assistant Secretary] of the Company on [DATE] and the Company Constitutional Documents, the authorized, issued and outstanding share capital of the Company is as set forth in the Disclosure Package under the caption “Capitalization”.

22.          Based solely on a search of the public records in respect of the Company maintained at the offices of the Registrar of Companies at [TIME] on [DATE ] (which would not reveal details of matters which have not been lodged for registration or have been lodged for registration but not actually registered at the time of our search) and a search of the Cause Book of the Supreme Court of Bermuda conducted at [TIME] on [DATE] (which would not reveal details of proceedings which have been filed but not actually entered in the Cause Book at the time of our search), no details have been lodged of any steps taken in Bermuda for the appointment of a receiver or liquidator to, or for the winding-up, dissolution, reconstruction or reorganisation of, the Company, though it should be noted that the public files maintained by the Registrar of Companies do not reveal whether a winding-up petition or application to the Court for the appointment of a receiver has been presented and entries in the Cause Book may not specify the nature of the relevant proceedings.

EXHIBIT C

Form of Opinion of Baker & McKenzie Zurich

1.            The Guarantor is duly incorporated and validly existing under the laws of Switzerland as a corporation (Aktiengesellschaft);

2.            The Guarantor has the corporate power to enter into and perform its obligations under the Underwriting Agreement, the Guarantee Agreement and the Indenture and to incur the obligations pursuant thereto;

3.            The Guarantor has taken all necessary corporate actions to authorize the execution of the Underwriting Agreement, the Guarantee Agreement and the Indenture and the performance of its obligations arising thereunder, and the Underwriting Agreement, the Guarantee Agreement and the Indenture have each been duly executed by the Guarantor.

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EXHIBIT D

Allied World Assurance Company Holdings, Ltd

4.35% Senior Notes due 2025

Fully and Unconditionally Guaranteed by

Allied World Assurance Company Holdings, AG

Issuer:	Allied World Assurance Company Holdings, Ltd

Guarantor:	Allied World Assurance Company Holdings, AG

Title of Securities:	Senior Notes due 2025

Security Type:	Senior Fixed Rate Notes

Format:	SEC Registered

Trade Date:	October 26, 2015

Settlement Date:	October 29, 2015 (T+3)

Maturity Date:	October 29, 2025

Aggregate Principal Amount Offered:	$500,000,000

Public Offering Price:	99.952% of Principal Amount

Price to Issuer:	99.302% of Principal Amount

Net Proceeds (After Underwriting Discount):	$496,510,000

Treasury Benchmark:	2.000% due August 15, 2025

Benchmark Treasury Yield:	2.056%

Spread to Treasury Benchmark:	Treasury Rate plus 230 basis points

Re-offer Yield:	4.356%

Coupon:	4.35% per annum

Interest Payment Dates:	Semi-annually on April 29th and October 29th of each year, commencing on April 29th, 2016

Optional Redemption:

Make-whole call at any time prior to July 29, 2025 (three months prior to the Maturity Date) at a discount rate of U.S. Treasuries plus 35 basis points; par call at any time on or after July 29, 2025 (three months prior to the Maturity Date)

CUSIP; ISIN:	01959E AC2; US01959EAC21

Anticipated Ratings* (Moody’s / S&P):	Baa1 (Stable) / BBB+ (Stable)

Joint Lead Managers:	Barclays Capital Inc. Credit Suisse Securities (USA) LLC Citigroup Global Markets Inc. Wells Fargo Securities, LLC

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Co-Managers:	BMO Capital Markets Corp. ING Financial Markets LLC

All references to the 2045 Notes in the preliminary prospectus supplement are deleted and the Issuer is only issuing the 2025 Notes.

*                 A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each credit rating should be evaluated independently of any other credit rating.

The issuer has filed a registration statement (including a prospectus and a preliminary prospectus supplement) with the Securities and Exchange Commission (the “SEC”) for the offering to which this communication relates. Before you invest, you should read the prospectus and the preliminary prospectus supplement in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or dealer participating in the offering will arrange to send you the prospectus and the preliminary prospectus supplement if you request it by contacting Barclays Capital Inc., toll-free at 1-888-603-5847 or Credit Suisse Securities (USA) LLC, toll-free at 1-800-221-1037.

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